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                                                                     Ex 99.10


                            SELLER SUBORDINATION AGREEMENT


         SUBORDINATION AGREEMENT dated as of June 27, 1997 among Pumpkin Ltd., a Delaware corporation (together with its successors, the "Company"), Pumpkin Masters Holdings, Inc. ("Holdings"), the Subordinated Obligations Holders (as defined below), and NationsCredit Commercial Corporation, as Agent (the "Agent") for the Lenders referred to below.

                                 W I T N E S S E T H:

         WHEREAS, the Company, Holdings, the Lenders party thereto (the "Lenders") and the Agent are parties to the Credit Agreement (as defined below); and

         WHEREAS, in order to induce the Lenders to enter into such Credit Agreement, the Company, Holdings and the Subordinated Obligations Holders have agreed to enter into this Agreement;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "Credit Agreement" means the Credit Agreement dated as of June 27, 1997, among the Company, Holdings, the Lenders and the Agent, as the same may be amended from time to time.

         "Seller Obligations" means the obligations, if any, owing by the Company or Holdings to Pumpkin, Ltd., a Colorado corporation, and Holdings pursuant to Sections 3.2 and 3.3 of the Asset Purchase Agreement.

         "Senior Commitments" means, without duplication, all commitments to extend credit (including without limitation any commitments to issue any letters of credit) and all instruments pursuant to


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which commitments or instruments Senior Debt may be incurred (including without limitation any letters of credit).

         "Senior Debt" means all amounts payable with respect to the Credit Agreement and the Seasonal Line of Credit (as defined in the Asset Purchase Agreement) and any whole or partial increase, extension, renewal, refinancing or replacement thereof or of any subsequent Senior Debt, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or Holdings whether or not a claim for post-filing interest is allowed or allowable in such proceeding), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof; provided, however, that any such refinancing or replacement shall not be Senior Debt to the extent such refinancing or replacement (i) results in an increase in the aggregate principal amount of Debt of the Company outstanding plus all available, but unused, Commitments under the Credit Agreement as of the date of such proposed refinancing or replacement (plus (x) the amount of any premium required to be paid under the terms of the instrument governing such Debt and plus the amount of reasonable expenses incurred by the Company in connection with such refinancing or replacement, in the aggregate not in excess of $350,000, and (y) an aggregate principal amount not to exceed $2,000,000) or
(ii) creates Debt with a different maturity date than the final maturity of the Senior Debt being refinanced or replaced, except with respect to Senior Debt under the Credit Agreement, the final maturity date may be extended up to the seventh anniversary of the Closing Date.

         "Subordinated Obligations" means (a) all principal of, and interest on the Seller Obligations (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company, Holdings or any of their respective Subsidiaries or Affiliates, whether or not allowed or allowable as a claim in any such proceeding) and any other amounts payable with respect thereto and
(b) any amendments, restatements, renewals, extensions or modifications of any of the foregoing.

         "Subordinated Obligations Holder" means any holder from time to time of Subordinated Obligations.

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         SECTION 2.  Covenants of Subordinated Obligations Holders.  (a)  Each
Subordinated Obligations Holder acknowledges and agrees that (i) the Credit Agreement restricts the ability of the Company, Holdings and their respective Subsidiaries to make payments in respect of Subordinated Obligations and
(ii) should any Subordinated Obligations Holder collect or receive, directly or indirectly, any payment of any kind or character, whether in cash or property in respect of any Subordinated Obligations (and whether by way of payment of principal or interest, redemption, purchase, other acquisition, dividend, distribution, guarantee, grant of a security interest, realization of security or the proceeds thereof, set-off, exercise of contractual or statutory rights or otherwise), (x) at a time when such payment is prohibited by the terms of this Agreement, (y) through exercise of remedies permitted under Section 2(c) at any time while any Senior Debt or any Senior Commitment is outstanding (except for payments received pursuant to the exercise of remedies permitted under clause
(iii) of Section 2(c) so long as, at the time such payment is received, no Event of Default (as defined in the Credit Agreement as in existence of the date hereof) or (z) in the event of any insolvency or bankruptcy proceeding or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relative to the Company or Holdings or to any of their respective creditors, in their capacity as creditors of the Company or Holdings, as the case may be, or to substantially all of its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company or Holdings, whether or not involving insolvency or bankruptcy, such Subordinated Obligations Holder will forthwith deliver the same to the Agent for the equal and ratable benefit of the holders of Senior Debt in precisely the form received (except for the endorsement or the assignment of or by such Subordinated Obligations Holder where necessary) for application to payment of all Senior Debt in full, after giving effect to any concurrent payment or distribution to the holders of Senior Debt and, until so delivered, the same shall be held in trust by such Subordinated Obligations Holder as the property of the holders of Senior Debt.

         (b) Unless and until all Senior Debt shall have been paid in full and all Senior Commitments shall have terminated or been canceled, neither the Company, Holdings nor any of their respective Subsidiaries or Affiliates shall make, and no Subordinated Obligations

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Holder shall demand, accept or receive, or shall attempt to collect or commence any legal proceedings to collect, any direct or indirect payment (in cash or property or by setoff, exercise of contractual or statutory rights or otherwise) of or on account of any amount payable on or with respect to any Subordinated Obligations (including any payment in respect of redemption or purchase or other acquisition), except (i) the Company may make regularly scheduled payments of Additional Payments (as defined in the Asset Purchase Agreement) on the Seller Obligations so long as, immediately before and after giving effect to any such payment, no Event of Default (as defined in the Credit Agreement) has occurred and is continuing, (ii) the Company may make a payment of the aggregate outstanding principal amount of the Seller Obligations on June 27, 2002, so long as, immediately before and after giving effect to such payment, no Event of Default (as defined in the Credit Agreement) has occurred and is continuing, (iii) Holdings may make payments pursuant to 3.3.4(iii) of the Asset Purchase Agreement, so long as, immediately before and after giving effect to such payment, no Event of Default (as defined in the Credit Agreement) has occurred and is continuing,
(iv) Holdings may make payments pursuant to the second proviso to Section
3.2.2 of the Asset Purchase Agreement, so long as, immediately before and after giving effect to such payment, no Event of Default (as defined in the Credit Agreement) has occurred and is continuing and (v) as expressly permitted under Section 2(c).

         (c) Unless and until all Senior Debt shall have been paid in full and all Senior Commitments shall have terminated or been canceled, no Subordinated Obligations Holder will commence or maintain any action, suit or any other legal or equitable proceeding against the Company, Holdings or any of their respective Subsidiaries or Affiliates, or join with any creditor in any such proceeding; provided that nothing in this Section 2(c) will preclude any Subordinated Obligations Holder (i) from commencing at any time any action, suit or any other legal or equitable proceeding to enforce any remedies to which such Subordinated Obligations Holder is entitled under the instrument governing the Subordinated Obligations held by such Subordinated Obligations Holder if at such time the holders of Senior Debt have commenced an action, suit or proceeding to enforce substantially similar remedies or (ii) from joining with any creditor in any such proceeding, under any insolvency, bankruptcy,

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receivership, liquidation, reorganization or other similar proceeding if the holders of Senior Debt have joined in any such proceeding or (iii) from commencing at any time any action, suit or other proceeding to enforce any payment of Additional Payments if such payment is permitted under clause (i) of Section 2(b).

         (d) Each Subordinated Obligations Holder hereby waives any and all notice in respect of the Credit Agreement and agrees and consents that without notice to or assent by such Subordinated Obligations Holder:

         (i) the obligations and liabilities of the Company, Holdings or any other party or parties to the Credit Agreement (or any promissory note, security document or guaranty evidencing or securing the same) may, from time to time, in whole or in part, be renewed, extended, modified, amended, restated, accelerated, compromised, supplemented, terminated, sold, exchanged, waived or released;

         (ii) the Agent and the Lenders may exchange, release or surrender any collateral to the Company or any other Person, waive, release or subordinate any security interest, obtain a guaranty of any Person or a security interest in or mortgage or other encumbrance on any additional property as collateral for any obligations of the Company or Holdings in its sole discretion may elect;

        (iii) the Agent and the Lenders may apply payments by the Company or Holdings or any other Person to such portion of the Secured Obligations (as defined in the Security Agreements) as they in their sole discretion may elect;

         (iv) any Lender may provide additional financing or otherwise extend credit to the Company or Holdings;

          (v) the Agent and the Lenders may exercise or refrain from exercising any right, remedy or power granted by or in connection with the Credit Agreement, any other Financing Documents or any other agreements relating thereto; and

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         (vi)  any Lender or the Agent may surrender or release, from time to time, in whole or in part, any balance or balances of funds with the Agent or any Lender at any time standing to the credit of the Company or Holdings;

all as the Agent or the Lenders may deem advisable and all without impairing, abridging, diminishing, releasing or affecting the obligations of the Company, Holdings and the Subordinated Obligations Holders hereunder.

         (e) Each Subordinated Obligations Holder agrees that it will not contest the validity, perfection, priority or enforceability of any lien or security interest granted to secure any Senior Debt or of any guaranty securing Senior Debt.

         SECTION 3. Dissolution, Liquidation or Reorganization of the Company.
(a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company, to Holdings or to any of their respective creditors, in their capacity as creditors of the Company or Holdings, or to substantially all of its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, then:

         (i) the holders of the Senior Debt shall first be entitled to receive payment in full in cash of the principal thereof, premium, if any, interest and all other amounts payable thereon (accruing before and after the commencement of the proceedings) before any Subordinated Obligations Holder is entitled to receive any payment on account or in respect of Subordinated Obligations; and

         (ii) any payment or distribution of assets of the Company or Holdings of any kind or character, whether in cash, property or securities to which any Subordinated Obligations Holder would be entitled, but for the provisions of this Section 3, shall be paid or distributed by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the Agent and any other representative on behalf of

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the holders of Senior Debt to the extent necessary to make payment in full of all amounts of Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of the Senior Debt.

         (b) The Subordinated Obligations Holders shall not be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Company or Holdings until all Senior Debt shall have been paid in full and all Senior Commitments shall have terminated or been canceled; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which any Subordinated Obligations Holder would be entitled except for these provisions shall, as between the Company or Holdings, as the case may be, its creditors other than the holders of the Senior Debt, and such Subordinated Obligations Holder, be deemed to be a payment by the Company or Holdings, as the case may be, to or on account of the Senior Debt. The provisions of Sections 2 and 3 of this Agreement are and are intended solely for the purpose of defining the relative rights of holders of Subordinated Obligations, on the one hand, and the holders of the Senior Debt, on the other hand.

         (c) Upon payment in full of all Senior Debt and the termination or cancellation of all Senior Commitments, the Subordinated Obligations Holders shall be subrogated (equally and ratably with the holders of all subordinated indebtedness of the Company and Holdings, which, by its terms, is not superior in right of payment to the Subordinated Obligations, and ranks on a parity with the Subordinated Obligations) to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company or Holdings applicable to the Senior Debt until all amounts owing on the Subordinated Obligations shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Subordinated Obligations of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the holders of the Senior Debt shall, as between the Company or Holdings, as the case may be, its creditors other than the holders of Senior Debt and the holders of the Subordinated Obligations, be deemed to be a payment to or on account of the Subordinated Obligations. The Subordinated Obligations Holders agree that, in the event that all or any part of any

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payment made on account of the Senior Debt is recovered from the holders of
Senior Debt as a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the Subordinated Obligations Holders on account of the Subordinated Obligations at any time after the date of the payment so recovered, whether pursuant to the right of subrogation provided for in this Section 3(c) or otherwise, shall be deemed to have been received by such holders of Subordinated Obligations in trust as the property of the holders of the Senior Debt and such holders shall forthwith deliver the same to the Agent for the equal and ratable benefit of the holders of the Senior Debt for application to payment of all Senior Debt in full.

         (d) Each Subordinated Obligations Holder agrees that, if an order for relief under the Bankruptcy Code is entered for or against the Company or Holdings, it will not oppose any motion of the Company or Holdings for an order under the Bankruptcy Code authorizing the Company or Holdings, as the case may be: (i) to obtain new credit from and incur additional indebtedness to the holders of Senior Debt (which indebtedness, inclusive of all interest and other charges which may accrue in respect thereof, is sometimes hereinafter referred to as the "Post-Petition Indebtedness") with such indebtedness to have priority over any or all administrative expenses of the kind specified in Section 503(b) or 507(b) of the Bankruptcy Code in accordance with Section 364(c)(1) of the Bankruptcy Code; (ii) to secure repayment of the Post-Petition Indebtedness by granting the holders of Senior Debt liens on and security interests in the assets of the Company or Holdings that are created or acquired after the commencement of any such case under the Bankruptcy Code, which shall be senior and prior to any and all other liens, security interests and other claims (the "Post-Petition Collateral"), and (iii) to secure repayment of amounts then owing to the holders of Senior Debt under the Credit Agreement or the other Financing Documents by granting to the holders of Senior Debt a security interest in the Post-Petition Collateral. In the event that the holders of Senior Debt commence an adversary proceeding for relief from the automatic stay under Section 362 of the Bankruptcy Code, each Subordinated Obligations Holder agrees that it will not oppose such proceeding.

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         SECTION 4. Representations and Warranties. Each Subordinated
Obligations Holder represents and warrants that:

         (a) The execution, delivery and performance by him of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon him.

         (b) This Agreement constitutes a valid and binding agreement of such Subordinated Obligations Holder.

         SECTION 5. Other Agreements. (a) Each Subordinated Obligations Holder acknowledges and agrees that the Credit Agreement restricts the Company, Holdings and any of their respective Subsidiaries from agreeing to any amendment or waiver of any of the terms and conditions of the Operative Documents unless it obtains the prior written consent of the Required Lenders.

         (b) Each Subordinated Obligations Holder acknowledges and agrees that the holders of Senior Debt have relied upon and will continue to rely upon the covenants of the Company, Holdings and the Subordinated Obligations Holders contained herein in entering into the Credit Agreement and in extending credit to the Company and Holdings pursuant thereto.

         SECTION 6. Binding Effect; Restrictions on Transfer. The covenants of the Subordinated Obligations Holders contained herein shall be binding upon any Subordinated Obligations Holder and upon their respective heirs, legal representatives, successors and assigns. Each Subordinated Obligations Holder agrees that it will not assign, pledge or otherwise transfer, for security purposes or otherwise, any interest in the Subordinated Obligations held by him; provided that the Seller may distribute the Seller Obligations held by the Seller to its shareholders in connection with a liquidation of the assets of the Seller so long as, prior to the consummation of such distribution, such shareholders agree to be bound by the terms of this Agreement.

         SECTION 7. No Partnership. Nothing contained in this Agreement, and no action taken by the

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holders of Senior Debt (or any of them) pursuant hereto, is intended to constitute or shall be deemed to constitute the holders of Senior Debt a partnership, association, joint venture or other entity.

         SECTION 8. Notices. Unless otherwise specified herein, all notices, requests and other communications to any party hereunder shall be in writing (including telex, facsimile copy or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof or such other address or telex or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto.

         SECTION 9. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company, Holdings and each Subordinated Obligations Holder whose rights or duties are affected thereby and each holder of Senior Debt whose rights or duties are affected thereby.

         SECTION 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT THAT MAY BE BROUGHT OR INSTITUTED AGAINST IT.

         Section 11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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    IN WITNESS WHEREOF, the parties hereto have executed or have caused this
Agreement to be duly executed as of the date hereof by their respective officers thereunto duly authorized.


                             NATIONSCREDIT COMMERCIAL

                             CORPORATION, as Agent

                             By: /s/ Edward M. Alt _________
                                 ---------------------------------
                                  Title: Authorized Signatory
                                  Address:  One Canterbury
                                            Green
                                            P.O. Box 120013
                                            Stamford, CT
                                            06912-0013
                                  Telecopy: 203-352-4171


                             PUMPKIN LTD.
                               a Delaware corporation


                             By: /s/ Calvin Neider
                                 -------------------------------
                                  Title: Vice President
                                  Address:  One Pickwick Plaza
                                            Suite 310
                                            Greenwich, CT 06830
                                  Telecopy: 203-625-0423


                             PUMPKIN LTD.
                               a Colorado corporation


                             By: /s/ Kea Bardeen
                                 ------------------------------
                                  Title: President
                                  Address:
                                  Telecopy:

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                             PUMPKIN MASTERS HOLDINGS, INC.


                             By: /s/ Calvin Neider
                                 -------------------------------
                                  Title: Vice President
                                  Address:  One Pickwick Plaza
                                            Suite 310
                                            Greenwich, CT 06830
                                  Telecopy: 203-625-0423

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